--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -----------------

                                    FORM 8-K
                                -----------------
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported May 24, 2007): May 24, 2007

                               -----------------
                               MUZAK HOLDINGS LLC
            (Exact Name of Registrants as Specified in their charter)
                               -----------------


      DELAWARE                    333-78571-02                  04-3433730
  (State or Other           (Commission File Number)         (I.R.S. Employer
    Jurisdiction                                            Identification No.)
  of Incorporation
  or Organization)

                               3318 LAKEMONT BLVD.
                               FORT MILL, SC 29708
          (Address of Principal Executive Offices, including Zip Code)

                                 (803) 396-3000
                     (Telephone Number including Area Code)

                                       N/A
          (Former Name or Former address, if Changed Since Last Report)

                               -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 8.01.        Other Events

         On May 24, 2007, Muzak LLC and DMX, Inc., two leading providers of business music and other sensory media services, today announced that they each had received a request for additional information from the U.S. Department of Justice in connection with the proposed transaction under which they would be merged and sold to a third party. Under the Hart Scott Rodino law, the parties may not close the transaction until they have substantially complied with the Department of Justice's requests for additional information. In the interim, the third party who will purchase the companies is as yet unidentified and no negotiations with a third party are ongoing. A copy of the press release is furnished with this report as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Exhibit No.       Description of Exhibit
-----------       ----------------------

99.1              Press Release issued by Muzak LLC dated May 24, 2007




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    May 24, 2007

Muzak Holdings LLC



By:      /S/ Stephen P. Villa
         --------------------
Name:    Stephen P. Villa
Title:   Chief Executive Officer


                                       2